SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 28, 2001




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS

A. On February 28, 2001, CPI Corp. made the following announcement:

    CPI SELECTS NEW CHAIRMAN/CHIEF EXECUTIVE OFFICER

    ST. LOUIS, MO., February 28, 2001 - The Board of Directors of CPI Corp. (NYSE:CPY) announced today that David Pierson, President of Licensed Brands for Cole National Corporation, has been selected to serve as Chairman and Chief Executive Officer of CPI Corp., effective March 12, 2001. He will succeed Alyn V. Essman, whose planned retirement was announced late last year.

    While serving as President of Licensed Brands for Cole National Corporation, a leading retailer of vision care and personalized gifts, Pierson led the expansion of vision care products and services from 650 stores to more than 1,100 under the banners of Sears Optical, Target and BJ's Wholesale Clubs. Through more than thirty consecutive years in retailing, Pierson has managed operations, merchandising and strategic planning and implementation in a variety of positions with Sears, Target Stores and Federated Department Stores.

    In accepting his appointment, Pierson said, "I'm very excited to have the opportunity to join CPI as the Chairman and CEO. As a close observer of Sears Portrait Studios while at Sears Optical, I have a great deal of respect for what Alyn Essman and his management team have accomplished. CPI's investment in new technology has positioned it to remain an industry leader in the portrait studio business. I look forward to working with everyone at CPI to develop profitable growth strategies for the business. My respect for Sears and its desire to partner in developing growth strategies for Sears Portrait Studios was foremost in my decision to join CPI."

    Essman, retiring Chairman and Chief Executive Officer of CPI commented, "CPI has been engaged in a decade of reinvention. Our progress in developing a digital studio and our recently announced program to capture and preserve customers' images for on-line sharing provide a strong platform for growth. I feel great confidence in turning over a solid management team who will be able to capitalize on these concepts under David's leadership. David's distinguished career in retail operations and his well-established track record in directing the Sears Optical licensed business make him a natural fit for CPI.
    He has my best wishes and full support as he embarks on his new career with CPI."

    CPI has operated Sears Portrait Studios as a licensee of Sears for more than forty years and currently has more than 1,020 studios in North America. CPI recently announced the launch of searsphoto.com, an internet based photo processing and image storage and sharing service business, under a new license agreement with Sears.

    CPI Corp. is a consumer services company operating 1,026 Sears Portrait Studios in the United States, Puerto Rico and Canada.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                            /s/   Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  February 28, 2001